UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2009

WINLAND ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

1-15637	41-0992135
(Commission File Number)	(IRS Employer Identification No.)

1950 Excel Drive
Mankato, Minnesota 56001
(Address of Principal Executive Offices) (Zip Code)

(507) 625-7231
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01        Changes in Registrant’s Certifying Accountant

McGladrey & Pullen, LLP was previously the principal accountants for Winland Electronics, Inc. (the “Company”).  On May 22, 2009, McGladrey & Pullen, LLP was dismissed and Virchow, Krause & Company, LLP was engaged as the Company’s principal accountants.  The decision to change accountants was approved by the Company’s Board of Directors after being recommended by the Company’s Audit Committee.

During the two fiscal years ended December 31, 2008, and the subsequent period through May 22, 2009, there were no:  (1) disagreements with McGladrey & Pullen, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events.

The audit reports of McGladrey & Pullen, LLP on the financial statements of Winland Electronics, Inc. as of and for the years ended December 31, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

A letter from McGladrey & Pullen, LLP is attached as Exhibit 16.1 of this Form 8-K.

Selection of Virchow Krause & Company, LLP

Effective May 22, 2009, the Board of Directors of the Company approved, based on the recommendation of the Audit Committee, the engagement of Virchow, Krause & Company, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009 to replace McGladrey & Pullen, LLP.

During the two most recent fiscal years and subsequent interim period through the date of this Form 8-K, the Company did not consult with Virchow, Krause & Company, LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

On May 29, 2009, the Company issued a press release announcing the dismissal of McGladrey & Pullen, LLP and the engagement of Virchow, Krause & Company, LLP to serve as the Company’s independent auditor.  The press release is attached hereto as Exhibit 99.1.

Item 9.01                      Financial Statements and Exhibits.

(a)           Financial Statements:  None.

(b)           Pro forma financial information:  None.

(c)           Exhibits:

16.1           Letter dated May 29, 2009 of McGladrey & Pullen, LLP

99.1           Press Release dated May 29, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Winland Electronics, Inc.

Date: May 29, 2009	By:	/s/ Thomas J. de Petra
Thomas J. de Petra
President and Chief Executive Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
May 22, 2009	001-15637

WINLAND ELECTRONICS, INC.

EXHIBIT NO.                                           ITEM

16.1                      Letter dated May 29, 2009 of McGladrey & Pullen, LLP

99.1                      Press Release dated May 29, 2009